Vessels, Net	6 Months Ended
Jun. 30, 2025
Vessels, Net [Abstract]
Vessels, Net
5.	Vessels, Net:

The amounts in the accompanying condensed consolidated balance sheets are analyzed as follows:

	June 30, 2025	December 31, 2024
Cost:
Beginning balance:	120,543	112,375
- Additions	582	46,421
- Transfer to “Vessel held for sale”	(18,750)	(18,500)
- Disposals	-	(19,753)
Ending balance:	102,375	120,543

Accumulated depreciation:
Beginning balance:	(9,954)	(7,556)
- Depreciation for the period	(3,666)	(7,982)
- Transfer to “Vessel held for sale”	2,942	4,098
- Disposals	-	1,486
Ending balance:	(10,678)	(9,954)

Net book value	91,697	110,589

Vessel Held for Sale

On May 22, 2025, the Company entered into an agreement with an unaffiliated third party for the sale of the Tradership for a gross sale price of $18,500. Delivery of the vessel to her new owners is expected to take place by August 2025 (Note 17). As of June 30, 2025, the vessel was classified in current assets as “Vessel held for sale” in the unaudited interim condensed consolidated balance sheets, according to the provisions of ASC 360, as all the criteria for this classification were met. Accordingly, the outstanding amount of $7,500 under the Huarong Sale and Leaseback for Tradership was classified in current liabilities in the unaudited interim condensed consolidated balance sheets (Note 7). The specific vessel was not impaired as of June 30, 2025, since its carrying amount as at the balance sheet date was lower than its fair value less cost to sell. The fair value of the vessel was determined based on the agreed sale price (Note 10). As of June 30, 2025, the carrying amount of the vessel includes the unamortized balance of vessel cost of $15,808 and the unamortized balance of drydocking cost of $271 and is included in “Vessel held for sale” in the accompanying unaudited interim condensed consolidated balance sheets.

Loss on sale of vessel, net

On December 20, 2024, the Company entered into an agreement with an unaffiliated third party for the sale of the Gloriuship for a net sale price of $14,880 which included both commissions charged from third parties and related parties. As of December 31, 2024, $14,880 was classified in current assets as “Vessel held for sale” in the accompanying consolidated balance sheets, according to the provisions of ASC 360, as all the criteria for this classification were met. The vessel was delivered to her new owners on June 10, 2025. As of June 30, 2025, an amount of $16,000 was recorded as “Proceeds from sale of vessel” in the accompanying unaudited interim condensed consolidated statement of cash flow based on the agreed gross price. A loss on sale of vessel, net of sale expenses, amounting to $155 was recognized and is presented as “Loss on sale of vessel, net” in the accompanying unaudited interim condensed consolidated statement of operations.

During the six-month period ended June 30, 2025, an amount of $582 of expenditures were capitalized that concern improvements on vessels performance and meeting environmental standards. The cost of these additions was accounted as major improvement and were capitalized over the vessels’ cost and will be depreciated over the remaining useful life of each vessel. Amounts paid for the additions are included in “Vessels acquisitions and improvements” under “Cash flows from investing activities” in the unaudited interim condensed consolidated statement of cash flows.